Exhibit 10.5

Equity Interest Pledge Agreement

This Equity Interest Pledge Agreement (hereinafter referred to as this “Contract”) was concluded and signed in China on October 31, 2018 by and among:

Party A: Beijing Yueke Technology Co., Ltd. (hereinafter referred to as the “Pledgee”)

Address: Room 115, Floor 1, Building 26, No.44 North Third Ring Middle Road, Haidian District, Beijing

Party B:

Tianjin Wuxin Technology Partnership (Limited Partnership), a partnership duly established and validly existing in accordance with the Chinese law

Address: Room 249-18, Building 13, No.2 Hongwang Road, E-commerce Industrial Park, Wuqing District, Tianjin (Centralized Office Area)

Beijing Wuxin Technology Center (Limited Partnership), a partnership duly established and validly existing in accordance with the Chinese law

Address: Room 207-055, Floor 2, Building 23, Yard 8, Dongbeiwang West Road, Haidian District, Beijing

(hereinafter collectively referred to as the “Pledgors”)

Party C: Beijing Wuxin Technology Co., Ltd.

Address: Room 207-056, Floor 2, Building 23, Yard 8, Dongbeiwang West Road, Haidian District, Beijing

In this Contract, the Pledgee, the Pledgors and Party C shall hereinafter be referred to individually as a “Party” and collectively the “Parties”.

Whereas,

1.                                 The Pledgors own 100% of the equity interest of Party C in total. Party C is a limited liability company registered in Beijing, China and engaged in: technology development, technology promotion, technology transfer, technology consulting and technology services; computer system services; basic software service and application software service; software development; software consulting; product design; model design; packaging and decoration design; arts and crafts design; market research; organization of cultural and artistic exchange activities (excluding commercial performances); exhibition and display activities; and conference services (the items subject to approval according to law shall only be carried out according to the contents approved by the relevant authorities). Party C acknowledges the respective rights and obligations of the Pledgors and the Pledgee under this Contract and agrees to provide any necessary assistance in registering such Pledge;

2.                                 The Pledgee is a wholly foreign-owned enterprise registered in China. The Pledgee and Party C concluded and signed an Exclusive Business Cooperation Agreement on October 31, 2018;

3.                                 In order to guarantee that the Pledgee will receive from Party C all payments due and payable by Party C, including but not limited to the consulting and service fees, the Pledgors shall pledge all the Equity Interest owned by them in Party C to guarantee the payment of the consulting and service fees payable by Party C under the Exclusive Business Cooperation Agreement.

For the purpose of performing the provisions of the Business Cooperation Agreement, the Parties agree to enter into this Contract in accordance with the following terms and conditions.

1.                                      Definitions

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1                            “Pledge” shall refer to the security interest granted by the Pledgors to the Pledgee pursuant to Section 2 of this Contract, i.e., the right of the Pledgee to be compensated on a preferential basis with the transfer, auction or sales price of the pledged Equity Interest.

1.2                            “Equity Interest” shall refer to 100% of the equity interest in Party C now lawfully held by the Pledgors, i.e., 13.23% of the equity interest in Party C held by the Pledgor Tianjin Wuxin Technology Partnership and 86.77% of the equity interest in Party C held by the Pledgor Beijing Wuxin Technology Center.

1.3                            “Term of Pledge” shall refer to the term set forth in Section 3 of this Contract.

1.4                            “Business Cooperation Agreement” shall refer to the Exclusive Business Cooperation Agreement concluded and signed by and between the Pledgee and Party C on October 31, 2018.

1.5                            “Event of Default” shall refer to any of the circumstances set forth in Section 7 of this Contract.

1.6                            “Notice of Default” shall refer to the notice issued by the Pledgee in accordance with this Contract declaring an Event of Default.

2.                                      Pledge

The Pledgors hereby agree to pledge the Equity Interest in Party C held by them to the Pledgee as security for the immediate and complete payment and performance of any or all payments (including but not limited to the consulting and service fees payable to the Pledgee under the Business Cooperation Agreement) owed by Party C when due and payable (whether on a specified due date, through prepayment or otherwise).

3.                                      Term of Pledge

3.1                            The Pledge shall become effective on such date when it is registered with the industrial and commercial administrative department where Party C is located (hereinafter referred to as “the Registration Authority”). The Parties agree that, on the date of signing this Contract, the Pledgors and Party A shall apply to the Registration Authority for the registration of establishment of the Equity Interest Pledge in accordance with the Measures for the Registration of Equity Interest Pledge with the Administrative Authorities for Industry and Commerce. The Parties further agree that, within twenty (20) working days from the date when the Registration Authority formally accepts the application for the registration of the Equity Interest Pledge, the Parties shall complete the formalities for the registration of the Equity Interest Pledge, obtain the registration notice issued by the Registration Authority, and cause the Registration Authority to record the Equity Interest Pledge in a complete and accurate manner on the register of the equity interest pledges.

3.2                            The Term of Pledge shall be 10 years. If the Business Cooperation Agreement guaranteed by the Pledge is extended, the Term of Pledge hereunder shall be extended accordingly. During the Term of Pledge, if Party C fails to pay the exclusive consulting or service fees in accordance with the Business Cooperation Agreement, the Pledgee shall be entitled, but not obligated, to exercise the Pledge in accordance with the provisions of this Contract.

4.                                      Custody of Records for Equity Interest

4.1                               During the Term of Pledge set forth in this Contract, the Pledgors shall deliver to the Pledgee’s custody the capital contribution certificate for the Equity Interest and the register of shareholders containing the Pledge within one week from the signing of this Contract. The Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Contract.

4.2                               During the Term of Pledge, the Pledgee shall have the right to receive dividends generated by the Equity Interest.

5.                                      Representations and Warranties of the Pledgors

5.1                              The Pledgors are the only legal and beneficial owners of the Equity Interest.

5.2                              Except for the Pledge, the Pledgors have not placed any security interest or other encumbrance on the Equity Interest.

6.                                     Covenants and Further Agreement of the Pledgors

6.1                              During the term of this Contract, the Pledgors hereby covenant with the Pledgee that the Pledgors shall:

6.1.1                    except for the purposes of performing the Exclusive Option Contract signed by the Pledgors, the Pledgee and Party C on October 31, 2018, neither transfer the Equity Interest, nor place or permit the existence of any security interest or other encumbrance on the Equity Interest which may affect the rights and interests of the Pledgee in the Equity Interest, without the prior written consent of the Pledgee;

6.1.2                    immediately notify the Pledgee of any event or notice received by the Pledgors which may have an effect on the rights of the Pledgee with respect to the Equity Interest or any part thereof, as well as of any event or notice received by the Pledgors which may have an effect on any guarantee and other obligations of the Pledgors arising out of this Contract.

6.2                              The Pledgors agree that the rights acquired by the Pledgee in accordance with this Contract with respect to the Pledge shall not be interrupted or compromised by the Pledgors or their respective successors or representatives or any other persons through any legal proceedings.

6.3                              The Pledgors hereby undertake to comply with and perform all guarantees, promises, agreements, representations and conditions under this Contract. In the event of failure of or partial performance of such guarantees, promises, agreements, representations and conditions, the Pledgors shall indemnify the Pledgee for all losses caused thereby.

7.                                     Event of Default

7.1                              The following circumstances shall be deemed as the Event of Default:

7.1.1                    Party C fails to pay in full the consulting and service fees payable under the Business Cooperation Agreement or violates any other obligations of Party C under the Business Cooperation Agreement;

7.1.2                    Any representation or warranty given by the Pledgors in Section 5 of this Contract contains serious misrepresentations or errors, and/or the Pledgors breach any warranty in Section 5 of this Contract;

7.1.3                    The Pledgors and Party C fail to complete the registration of the Equity Interest Pledge at the Registration Authority in accordance with Section 3.1 hereof;

7.1.4                    The Pledgors and Party C violate any provisions hereof;

7.1.5                    Except as expressly provided in Section 6.1.1 hereof, the Pledgors transfer or intend to transfer or abandon the pledged Equity Interest or assign the pledged Equity Interest without the written consent of the Pledgee;

7.1.6                    Any loan, guarantee, indemnity, undertaking or any other debt by the Pledgors to any third party: (1) is required to be prepaid or performed due to any breach of the Pledgors; or (2) fails to be repaid or performed when due;

7.1.7                     Any approval, license, permit or authorization of the governmental authority that makes this Contract enforceable, lawful and valid is withdrawn, suspended, invalidated or materially altered;

7.1.8                     The promulgation of applicable laws makes this Contract illegal or makes it impossible for the Pledgors to continue to perform their obligations under this Contract;

7.1.9                     There is an adverse change in the property owned by the Pledgors, so that the Pledgee believes that the ability of the Pledgors to perform their obligations under this Contract has been affected;

7.1.10              The successor or custodian of Party C can only partially perform or refuse to perform the payment obligations under the Business Cooperation Agreement; and

7.1.11              Any other circumstance in which the Pledgee is unable or may be unable to exercise his right to the Pledge.

7.2                              Upon acknowledgement or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1 hereof, the Pledgors shall immediately notify the Pledgee in writing accordingly.

7.3                              Unless an Event of Default set forth in Section 7.1 hereof has been successfully resolved to the satisfaction of the Pledgee, the Pledgee may issue a Notice of Default to the Pledgors upon the occurrence of such Event of Default or at any time thereafter, requiring the Pledgors to promptly pay all outstanding payments due and payable under the Business Cooperation Agreement and all other payments due and payable to the Pledgee, and/or exercising the Pledge in accordance with Section 8 of this Contract.

8.                                     Exercise of Pledge

8.1                              Without the Pledgee’s written consent, the Pledgors shall not transfer the Pledge or the Equity Interest in Party C before the full payment of the consulting and service fees set forth in the Business Cooperation Agreement.

8.2                              The Pledgee may issue a Notice of Default to the Pledgors when it exercises the Pledge.

8.3                              Subject to the provisions of Section 7.3, the Pledgee may exercise the right to enforce the Pledge while issuing the Notice of Default in accordance with Section 7.2 hereof or at any time thereafter.

8.4                              The Pledgee shall have priority to be paid out of the transfer, auction or sale price of all or part of the Equity Interest pledged under this Contract in accordance with legal procedures, until all outstanding payments due and payable under the Business Cooperation Agreement and all other payments due and payable to the Pledgee are paid off.

8.5                              When the Pledgee disposes of the Pledge in accordance with this Contract, the Pledgors and Party C shall provide necessary assistance to enable the Pledgee to enforce the Pledge hereunder.

9.                                     Assignment

9.1                              Without the Pledgee’s prior written consent, the Pledgors shall not assign or delegate their rights and obligations under this Contract.

9.2                              This Contract shall be binding on the Pledgors and their successors and permitted assignees, and shall be valid for the Pledgee and each of its successors and assignees.

9.3                              At any time, the Pledgee may assign any and all of its rights and obligations under the Business Cooperation Agreement to its designee(s) (natural person(s)/legal person(s)). In such case, the assignee(s) shall enjoy and assume the rights and obligations of the Pledgee under this Contract, as if it/they were the original parties to this Contract. When the Pledgee assigns the rights and obligations under the Business Cooperation Agreement, at the request of the Pledgee, the Pledgors shall sign the relevant agreements or other documents related to such assignment.

9.4                              In the event of change of the Pledgee due to assignment, the Pledgors shall, at the request of the Pledgee, enter into a new pledge agreement with the new pledgee on the same terms and conditions as this Contract.

9.5                              The Pledgors shall strictly comply with the provisions of this Contract and other contracts jointly or separately entered into by the Parties hereto or any Party hereto, including the Exclusive Option Contract and the Power of Attorney granted to the Pledgee, perform their respective obligations under this Contract and such other contracts, and refrain from any act/omission which may affect validity and enforceability hereof and thereof. The Pledgors shall not exercise any of their residual rights with respect to the Equity Interest pledged under this Contract unless instructed in writing by the Pledgee.

10.                              Termination

This Contract shall be terminated after the consulting and service fees under the Business Cooperation Agreement have been paid in full and the obligations of Party C under the Business Cooperation Agreement have been terminated, and the Pledgee shall terminate this Contract as soon as reasonably practicable.

11.                              Fees and Other Expenses

All fees and out-of-pocket expenses related to this Contract, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C. If the Pledgee is required to bear certain relevant taxes and expenses in accordance with the applicable laws, the Pledgors shall cause Party C to repay such taxes and expenses paid by the Pledgee in full.

12.                              Confidentiality

Each Party acknowledges that any oral or written information exchanged in connection with this Contract is confidential. Each Party shall keep confidential all such information and not disclose any such information to any third party without the written consent of the other Parties, except for the information that (a) is or becomes generally available to the public (other than as a result of any disclosure by the recipient to the public); (b) is required to be disclosed by the applicable laws or the rules or requirements of any stock exchange; (c) is required to be disclosed by any Party to its legal counsels or financial advisers in connection with the transactions contemplated hereunder, provided that such legal counsels or financial advisers shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the employees or agencies engaged by a Party shall be deemed as disclosure of such confidential information by such Party, and such Party shall be liable for breach of this Contract by the aforesaid employees or agencies. This Section shall survive termination of this Contract for any reason whatsoever.

13.                              Governing Law and Dispute Settlement

13.1                    The execution, validity, interpretation and performance of this Contract and the settlement of disputes under this Contract shall be governed by the Chinese laws officially published and publicly available. Matters not covered by the Chinese laws officially published and publicly available shall be governed by the international legal principles and practices.

13.2                    Any dispute arising from the interpretation and performance of this Contract shall be settled by the Parties through consultation in good faith. If the Parties fail to reach an agreement on the settlement of the dispute within 30 days after a Party requests the other Parties to settle the dispute through consultation, any Party may submit the dispute to China International Economic and Trade Arbitration Commission (CIETAC) for arbitration which shall be conducted in accordance with the CIETAC’s arbitration rules in effect at the time of applying for arbitration. The arbitration shall take place in Beijing and the language of arbitration shall be Chinese. The arbitral award shall be final and binding upon the Parties.

13.3                    Upon the occurrence of any dispute arising from the interpretation and performance of this Contract or during the pending arbitration of any dispute, except for the matters in dispute, the Parties to this Contract shall continue to exercise their respective rights under this Contract and to perform their respective obligations under this Contract.

14.                              Notice

14.1                    All notices and other communications required or given pursuant to this Contract shall be delivered by hand or sent by registered mail, postage prepaid, by commercial courier service or by facsimile transmission to the address of such Party set forth below. Each notice shall also be followed by a confirmation copy by E-mail. The dates on which notices are deemed effectively served shall be determined as follows:

14.1.1                      Notices served by hand, by courier service or by registered mail, postage prepaid, shall be deemed effectively served on the date of delivery or refusal at the delivery address specified for notices.

14.1.2                      Notices given by facsimile transmission shall be deemed effectively served on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.2                    For the purpose of notice, the addresses of the Parties are as follows:

Party A: Beijing Yueke Technology Co., Ltd.

Address: Room 115, Floor 1, Building 26, No.44 North Third Ring Middle Road, Haidian District, Beijing

Attention: WANG Ying

Telephone: [***]

Party B:

Tianjin Wuxin Technology Partnership (Limited Partnership)

Address: Room 249-18, Building 13, No.2 Hongwang Road, E-commerce Industrial Park, Wuqing District, Tianjin (Centralized Office Area)

Attention: WANG Ying

Telephone: [***]

Beijing Wuxin Technology Center (Limited Partnership)

Address: Room 207-055, Floor 2, Building 23, Yard 8, Dongbeiwang West Road, Haidian District, Beijing

Attention: WANG Ying

Telephone: [***]

Party C: Beijing Wuxin Technology Co., Ltd.

Address: Room 207-056, Floor 2, Building 23, Yard 8, Dongbeiwang West Road, Haidian District, Beijing

Attention: WANG Ying

Telephone: [***]

14.3                    Any Party may at any time change its address for receiving notices by a notice delivered to the other Parties in accordance with the terms in this Section.

15.                              Severability

If one or more provisions of this Contract are held invalid, illegal or unenforceable in any respect pursuant to any law or regulation, the validity, legality or enforceability of the remaining provisions of this Contract shall not in any way be affected or impaired. The Parties shall, through consultations in good faith, strive to replace such invalid, illegal or unenforceable provisions with effective provisions to the maximum extent permitted by law and intended by the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.                              Schedules

The schedules set forth herein shall form an integral part of this Contract.

17.                              Effectiveness

17.1                   This Contract shall become effective on the date of signing by the Parties. Any amendment, alteration and supplement to this Contract shall be made in writing and take effect upon being signed or affixed with the seals of the Parties and completion of the government registration process (if applicable).

17.2                   This Contract is written in Chinese in triplicate, with the Pledgors, the Pledgee and Party C holding one copy thereof respectively, which shall have the same legal effect.

- Followed by the Signature Page -

No text below and the Signature Page of the Equity Interest Pledge Agreement

Party A:

Beijing Yueke Technology Co., Ltd.

[Company seal is affixed]

Signed by:	/s/ WANG Ying

Name: WANG Ying

Title: Legal Representative

No text below and the Signature Page of the Equity Interest Pledge Agreement

Party B:

Tianjin Wuxin Technology Partnership (Limited Partnership) (Seal)

[Company seal is affixed]

Signed by:	/s/ WANG Ying

Name: WANG Ying

Title: Managing Partner/Authorized Representative

Beijing Wuxin Technology Center (Limited Partnership) (Seal)

[Company seal is affixed]

Signed by:	/s/ WANG Ying

Name: WANG Ying

Title: Managing Partner/Authorized Representative

No text below and the Signature Page of the Equity Interest Pledge Agreement

Party C:

Beijing Wuxin Technology Co., Ltd. (Seal)

[Company seal is affixed]

Signed by:	/s/ WANG Ying

Name: WANG Ying

Title: Legal Representative

Schedules:

1.  The Capital Contribution Certificate of Beijing Wuxin Technology Co., Ltd.

2.  The Register of Shareholders of Beijing Wuxin Technology Co., Ltd.